                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 28, 2001
                                                         -----------------

                       TRUMP HOTELS & CASINO RESORTS, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      1-13794                     13-3818402
          --------                      -------                     ----------
(State or other jurisdiction of (Commission File Number)  (I.R.S. Employer Identification
        incorporation)                                               Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                    08401
-------------------------                                    -----

(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                  TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      33-90786                    13-3818407
          --------                      --------                    ----------
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer Identification
       incorporation)                                                 Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                    08401
-------------------------                                    -----

(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                   TRUMP HOTELS & CASINO RESORTS FUNDING, INC.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    33-90786-01                   13-3818405
          --------                    -----------                   ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer Identification
       incorporation)                                                 Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                    08401
-------------------------                                    -----

(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

Item 5. Other Events.

     Filed as an exhibit hereto is a News Release, dated November 28, 2001, filed by Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P.


Item 7. Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit No.     Description
-----------     -----------

99.1 News Release of Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P., dated November 28, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TRUMP HOTELS & CASINO RESORTS, INC.

Date: November 29, 2001          By: /s/ JOHN P. BURKE
                                    --------------------------------------------
                                 Name:    John P. Burke
                                 Title:   Executive Vice President and
                                          Corporate Treasurer


                                 TRUMP HOTELS & CASINO RESORTS
                                 HOLDINGS, L.P.

                                 By: Trump Hotels & Casino Resorts, Inc.,
                                     its general partner

Date: November 29, 2001          By: /s/ JOHN P. BURKE
                                    --------------------------------------------
                                          Name:    John P. Burke
                                          Title:   Executive Vice President and
                                                   Corporate Treasurer


                                 TRUMP HOTELS & CASINO RESORTS
                                 FUNDING, INC.

Date: November 29, 2001          By: /s/ JOHN P. BURKE
                                    --------------------------------------------
                                 Name:    John P. Burke
                                 Title:   Executive Vice President and
                                          Corporate Treasurer

                                  EXHIBIT INDEX


Exhibit No.  Description                                                Page No.
-----------  -----------                                                --------

99.1 News Release of Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P., dated November 28, 2001.